              As filed with the Securities and Exchange Commission

                               on March 3, 2000.

                             Securities Act File No.

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|

        Pre-Effective Amendment No. |_| Post-Effective Amendment No. |_|

                             SCUDDER PATHWAY SERIES
               (Exact Name of Registrant as Specified in Charter)

            Two International Place, Boston, Massachusetts 02110-4103
               (Address of Principal Executive Offices) (Zip Code)

                                  John Millette
                        Scudder Kemper Investments, Inc.
                             Two International Place
                              Boston, MA 02110-4103
                     (Name and Address of Agent for Service)

                                 (617) 295-1000
                  (Registrant's Area Code and Telephone Number)

                                 with copies to:

      Caroline Pearson, Esq.                      Sheldon A. Jones, Esq.
      Scudder Kemper Investments, Inc.            Dechert Price & Rhoads
      Two International Place                     Ten Post Office Square - South
      Boston, MA 02110-4103                       Boston, MA  02109-4603

                  Approximate Date of Proposed Public Offering:
 As soon as practicable after this Registration Statement is declared effective.

                      Title of Securities Being Registered:
                 Shares of Beneficial Interest ($.01 par value) of Scudder Pathway Series: Conservative Portfolio, a series of the Registrant

--------------------------------------------------------------------------------

     It is proposed that this filing will become effective on April 3, 2000 pursuant to Rule 488 under the Securities Act of 1933.

--------------------------------------------------------------------------------

No filing fee is required because the Registrant has previously registered an indefinite number of its shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

                                     PART A

             INFORMATION REQUIRED IN THE PROXY STATEMENT/PROSPECTUS

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                    AARP MANAGED INVESTMENT PORTFOLIOS TRUST

                  AARP DIVERSIFIED INCOME WITH GROWTH PORTFOLIO

      Please take notice that a Special Meeting of Shareholders (the "Meeting") of AARP Diversified Income with Growth Portfolio (the "Fund"), a series of AARP Managed Investment Portfolios Trust (the "Trust"), will be held at the offices of Scudder Kemper Investments, Inc., Floor 13, Two International Place, Boston, MA 02110-4103, on July 11, 2000, at 2:00 p.m., Eastern time, for the following purposes:

      Proposal 1: To elect Trustees of the Trust;

      Proposal 2: To approve an Agreement and Plan of Reorganization for the
                  Fund whereby all or substantially all of the assets and liabilities of the Fund would be acquired by Scudder Pathway
                  Series: Conservative Portfolio in exchange for shares of the AARP Shares class of Scudder Pathway Series: Conservative Portfolio; and

      Proposal 3: To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the Fund for the Fund's current fiscal year.

      The appointed proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments thereof.

      Holders of record of shares of the Fund at the close of business on April 17, 2000 are entitled to vote at the Meeting and at any adjournments thereof.

      In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                        By Order of the Board,

                                        [Signature]
                                        Kathryn L. Quirk,
                                        Secretary

[date]

IMPORTANT -- We urge you to sign and date the enclosed proxy card(s) and return it in the enclosed envelope which requires no postage (or to take advantage of the electronic or telephonic voting procedures described on the proxy card(s)). Your prompt return of the enclosed proxy card(s) (or your voting by other available means) may save the necessity and expense of further solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

                                Table of Contents

Introduction....................
Proposal 1: Election of Trustees/Directors for the Acquired
         Trust/Corporation........
         Nominees for Election..............
         Trustees/Directors Not Standing for Re-election............
         Responsibilities of the Board -- Board and Committee Meetings........
         Audit Committee........
         Committee on Independent Trustees/Directors........
         Attendance............
         Honorary Trustees/Directors.........
         Officers.............
         Compensation of Trustees/Directors and Officers.........
Proposal 2: Approval of Agreement and Plan of Reorganization......
         I. SYNOPSIS.........
                  Introduction.........
                  Background of the Reorganization...........
                  Reasons for the Proposed Transaction; Board Approval.......
                  Investment Objectives, Policies and Restrictions of the
                  Funds........
                  Portfolio Turnover..........
                  Performance...........
                  Investment Manager; Fees and Expenses......
                  Administrative Fee..........
                  Comparison of Expenses.........
                  Financial Highlights.........
                  Distribution of Shares........
                  Purchase, Redemption and Exchange Information.........
                  Dividends and other Distributions..........
                  Tax Consequences........
         II. PRINCIPAL RISK FACTORS......
         III. THE PROPOSED TRANSCTION..........
                  Description of the Plan........
                  Board Approval of the Proposed Transaction......
                  Description of the Securities to be Issued.....
                  Federal Income Tax Consequences.........
                  Capitalization...........
Proposal 3: Ratification or Rejection of the Selection of Independent
Accountants
Additional Information
Exhibit A
Exhibit B
Appendix 1
Appendix 2
Part B:  Statement of Additional Information
Part C:  Other Information

                           PROXY STATEMENT/PROSPECTUS
                                     [DATE]

                  Relating to the acquisition of the assets of
      AARP DIVERSIFIED INCOME WITH GROWTH PORTFOLIO (the "Acquired Fund"),
                              a separate series of
         AARP MANAGED INVESTMENT PORTFOLIOS TRUST (the "Acquired Trust")
                             Two International Place
                        Boston, Massachusetts 02110-4103
                                 (800) 253-2277

by and in exchange for shares of beneficial interest of the AARP Shares class of
     SCUDDER PATHWAY SERIES: CONSERVATIVE PORTFOLIO (the "Acquiring Fund"),
                              a separate series of
                 SCUDDER PATHWAY SERIES (the "Acquiring Trust")
                             Two International Place
                        Boston, Massachusetts 02110-4103
                                 (800) 728-3337

                                  INTRODUCTION

      This Proxy Statement/Prospectus is being furnished to shareholders of the Acquired Fund in connection with three proposals (each a "Proposal"). Proposal 1 describes the election of Trustees, and Proposal 3 proposes the ratification of the Acquired Fund's accountants.

      In Proposal 2, shareholders are asked to approve a proposed reorganization in which all or substantially all of the assets of the Acquired Fund would be acquired by the Acquiring Fund, in exchange for shares of beneficial interest of the AARP Shares class of the Acquiring Fund (known as "AARP Shares") and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, as described more fully below (the "Reorganization"). Shares of the Acquiring Fund thereby received would then be distributed to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. As a result of the Reorganization, each shareholder of the Acquired Fund would receive that number of AARP Shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Acquired Fund held as of the close of business on the business day preceding the closing of the Reorganization (the "Valuation Date"). Shareholders of the Acquired Fund will vote on an Agreement and Plan of Reorganization (the "Plan") pursuant to which the Reorganization would be consummated. A copy of the Plan is attached hereto as Exhibit A. The closing of the Reorganization (the "Closing") is contingent upon shareholder approval of the Plan. The Reorganization is expected to occur on or about September 25, 2000.

      Proposals 1 and 2 relate to a restructuring program proposed by Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Investment Manager") and described in more detail below.

      In the descriptions of the Proposals below, the word "fund" is sometimes used to mean investment companies or series thereof in general, and not the Acquired Fund whose proxy statement this is. In addition, for simplicity, actions are described in this Proxy Statement as being taken by either the Acquired Fund or the Acquiring Fund (each a "Fund" and collectively the "Funds"), although all actions are actually taken either by the Acquired Trust or the Acquiring Trust (together with the Acquired Trust, the "Trusts"), on behalf of the applicable Fund.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY
STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      This Proxy Statement/Prospectus sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing and should be retained for future reference. For a more detailed discussion of the investment objectives, policies, restrictions and risks of the Acquiring Fund, see the Acquiring Fund's prospectus, dated January 1, 2000, as supplemented from time to time, which is included herewith and incorporated herein by reference. For a more detailed discussion of the investment objectives, policies, restrictions and risks of the Acquired Fund, see the Acquired Fund's prospectus, dated February 1, 2000, as supplemented from time to time, which is incorporated herein by reference and a copy of which may be obtained upon request and without charge by calling or writing the Acquired Fund at the telephone number or address set forth on the preceding page.

      The Acquiring Fund's Statement of Additional Information, dated January 1, 2000, is incorporated herein by reference and may be obtained upon request and without charge by calling or writing the Acquiring Fund at the telephone number or address set forth on the preceding page. A Statement of Additional Information dated ___________________, containing additional information about the Reorganization and the parties thereto has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated by reference into this Proxy Statement/Prospectus. A copy of the Statement of Additional Information relating to the Reorganization is available upon request and without charge by calling or writing the Acquiring Fund at the telephone number or address set forth on the preceding page. Shareholder inquiries regarding the Acquired Fund may be made by calling (800) 253-2277. Shareholder inquiries regarding the Acquiring Fund may be made by calling (800) 728-3337. The information contained herein concerning the Acquired Fund has been provided by, and is included herein in reliance upon, the Acquired Fund. The information contained herein concerning the Acquiring Fund has been provided by, and is included herein in reliance upon, the Acquiring Fund. The AARP Shares will be a newly-established class of shares of the Acquiring Fund and will be identical in all material respects to the Acquiring Fund shares currently offered and sold, as described in the prospectus and statement of additional information for the Acquiring Fund, dated January 1, 2000, except as otherwise described herein.

      The Acquiring Fund and the Acquired Fund are diversified series of shares of beneficial interest of, respectively, the Acquiring Trust and the Acquired Trust. The Acquiring Trust and the Acquired Trust are open-end management investment companies organized as Massachusetts business trusts.

      The Board of Trustees (except as otherwise noted, "Trustees" refers to the Trustees of the Acquired Trust and "Board" refers to the Board of Trustees of the Acquired Trust) is soliciting proxies from shareholders of the Acquired Fund, on behalf of the Acquired Fund, for the Special Meeting of Shareholders to be held on July 11, 2000, at Scudder Kemper's offices, at Floor 13, Two International Place, Boston, MA 02110-4103 at 2:00 p.m. (Eastern time), or at such later time made necessary by adjournment (the "Meeting").

      The Board of Trustees recommends that shareholders vote for the nominees listed in Proposal 1, and for Proposals 2 and 3.

             PROPOSAL 1: ELECTION OF TRUSTEES FOR THE ACQUIRED TRUST

At the Meeting, shareholders will be asked to elect nine individuals to constitute the Board of Trustees of the Acquired Trust. These individuals were nominated after a careful and deliberate selection process by the present Board of Trustees of the Acquired Trust. The nominees for election, who are listed below, include seven persons who currently serve as Independent Trustees (as defined below) of the Acquired Trust, the Acquiring Trust or as independent trustees or directors of other no-load funds advised by Scudder Kemper and who have no affiliation with Scudder Kemper or AARP. The nominees listed below are also being nominated for election as Trustees of the Acquiring Trust and as trustees or directors of most of the other no-load funds advised by Scudder Kemper.

      Currently, five different boards of trustees or directors are responsible for overseeing different groups of no-load funds advised by Scudder Kemper. As part of a broader restructuring effort described below under Proposal 2, Scudder Kemper has recommended, and the Board of Trustees has agreed, that shareholder interests can more effectively be represented by a single board with responsibility for overseeing substantially all of the Scudder no-load funds. Creation of a single, consolidated board should also provide certain administrative efficiencies and potential future cost savings for both the Funds and Scudder Kemper.

      Election of each of the listed nominees for Trustee on the Board of the Acquired Trust requires the affirmative vote of a plurality of the votes cast at the Meeting, in person or by proxy. The persons named as proxies on the enclosed proxy card will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee of the Acquired Trust until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Acquired Trust. Each of the nominees has indicated that he or she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the Trustees may recommend. The following paragraphs and table set forth information concerning the nominees and the Trustees not standing for re-election. Each nominee's or Trustee's age is in parentheses after his or her name. Unless otherwise noted,
(i) each of the nominees and Trustees has engaged in the principal occupation listed in the following paragraphs and table for more than five years, but not necessarily in the same capacity, and (ii) the address of each nominee is c/o Scudder Kemper Investments, Inc., Two International Place, Boston, MA 02110-4103.

Nominees for Election as Trustees:

Henry P. Becton, Jr. (56)

Henry P. Becton, Jr. graduated from Yale University in 1965, where he was elected to Phi Beta Kappa and was Chairman of the Yale Broadcasting Corporation. He received his J.D. degree from Harvard Law School in 1968. He joined the staff of WGBH Educational Foundation in 1970, was appointed General Manager in 1978, and was elected President and General Manager in 1984. Mr. Becton is a member of the PBS Board of Directors, a Trustee of American Public Television, the New England Aquarium, the Boston Museum of Science, Concord Academy, and the Massachusetts Corporation for Educational Telecommunications, an Overseer of the Boston Museum of Fine Arts, and a member of the Board of Governors of the Banff International Television Festival Foundation. He is also a Director of Becton Dickinson and Company and A.H. Belo Company, a Trustee of the Committee for Economic Development, and a member of the Board of Visitors of the Dimock Community Health Center, the

Dean's Council of Harvard University's Graduate School of Education, and the Massachusetts Bar. Mr. Becton has served as a trustee of various mutual funds advised by Scudder Kemper since 1990.

Linda C. Coughlin (48)*

Linda C. Coughlin, a Managing Director of Scudder Kemper, is head of Scudder Kemper's U.S. Retail Mutual Funds Business. Ms. Coughlin joined Scudder Kemper in 1986 and was a member of the firm's Board of Directors. She currently oversees the marketing, service and operations of Scudder Kemper retail businesses in the United States, which include the Scudder, Kemper, AARP, and closed-end fund families, and the direct and intermediary channels. She also serves as Chairperson of the AARP Investment Program from Scudder and as a Trustee of the Program's mutual funds. Ms. Coughlin is also a member of the Mutual Funds Management Group. Previously, she served as a regional Marketing Director in the retail banking division of Citibank and at the American Express Company as Director of Consumer Marketing for the mutual fund group. Ms. Coughlin received a B.A. degree in economics (summa cum laude) from Fordham University. Ms. Coughlin has served on the boards of various funds advised by Scudder Kemper, including the AARP Investment Program Funds, since 1996.

Dawn-Marie Driscoll (53)

Dawn-Marie Driscoll is an Executive Fellow and Advisory Board member of the Center for Business Ethics at Bentley College, one of the nation's leading institutes devoted to the study and practice of business ethics. Ms. Driscoll is also president of Driscoll Associates, a consulting firm. She is a member of the Board of Governors of the Investment Company Institute and serves as Chairman of the Directors Services Committee. She has been a director, trustee and overseer of many civic and business institutions, including The Massachusetts Bay United Way and Regis College. Ms. Driscoll was formerly a law partner at Palmer & Dodge in Boston and served for over a decade as Vice President of Corporate Affairs and General Counsel of Filene's, the Boston-based department store chain. Ms. Driscoll received a B.A. from Regis College, a J.D. from Suffolk University Law School, a D.H.L. (honorary) from Suffolk University and a D.C.S. (honorary) from Bentley College Graduate School of Business. Ms. Driscoll has served as a trustee of various mutual funds advised by Scudder Kemper since 1987.

Edgar R. Fiedler (70)

Edgar R. Fiedler is Senior Fellow and Economic Counsellor at The Conference Board. He served as the Board's Vice President, Economic Research from 1975 to 1986 and as Vice President and Economic Counsellor from 1986 to 1996. Mr. Fiedler's business experience includes positions at Eastman Kodak in Rochester (1956-59), Doubleday and Company in New York City (1959-60), and Bankers Trust Company in New York City (1960-69). He also served as Assistant Secretary of the Treasury for Economic Policy from 1971 to 1975. Mr. Fiedler graduated from the University of Wisconsin in 1951. He received his M.B.A. from the University of Michigan and his doctorate from New York University. During the 1980's, Mr. Fiedler was an Adjunct Professor of Economics at the Columbia University Graduate School of Business. From 1990 to 1991, he was the Stephen Edward Scarff Distinguished Professor at Lawrence University in Wisconsin. Mr. Fiedler is a Director of The Stanley Works, Harris Insight Funds, Brazil Fund, and PEG Capital Management, Inc. He has served as a board member of various mutual funds advised by Scudder Kemper, including the AARP Investment Program Funds, since 1984.

Keith R. Fox (46)

Keith R. Fox is the managing partner of the Exeter Group of Funds, a series of private equity funds with offices in New York and Boston, which he founded in 1986. The Exeter Group invests in a wide range of private equity situations, including venture capital, expansion financings, recapitalizations and management buyouts. Prior to forming Exeter, Mr. Fox was a director and vice president of BT Capital Corporation, a subsidiary of Bankers Trust New York Corporation organized as a small business investment company and based in New York City. Mr. Fox graduated from Oxford University in 1976, and in 1981 received an M.B.A. degree from the Harvard Business School. Mr. Fox is also a qualified accountant. He is a board member and former Chairman of the National Association of Small Business Investment Companies, and a director of Golden State Vintners, K-Communications, Progressive Holding Corporation and Facts On File, as well as a former director of over twenty companies. Mr. Fox has served as a trustee of various mutual funds advised by Scudder Kemper since 1996.

Joan Edelman Spero (55)

Joan E. Spero is the president of the Doris Duke Charitable Foundation, a position to which she was named in January 1997. From 1993 to 1997, Ms. Spero served as Undersecretary of State for Economic, Business and Agricultural Affairs under President Clinton. From 1981 to 1993, she was an executive at the American Express Company, where her last position was executive vice president for Corporate Affairs and Communications. Ms. Spero served as U.N. Ambassador to the United Nations Economic and Social Council under President Carter from 1980 to 1981. She was an assistant professor at Columbia University from 1973 to 1979. She graduated Phi Beta Kappa from the University of Wisconsin and holds a master's degree in international affairs and a doctorate in political science from Columbia University. Ms. Spero is a member of the Council on Foreign Relations and the Council of American Ambassadors. She also serves as a trustee of the Wisconsin Alumni Research Foundation, The Brookings Institution and Columbia University and is a Director of First Data Corporation. Ms. Spero has served as a trustee of various mutual funds advised by Scudder Kemper since 1998.

Jean Gleason Stromberg (56)

Ms. Stromberg acts as a consultant on regulatory matters. From 1996 to 1997, Ms. Stromberg represented the U.S. General Accounting Office before Congress and elsewhere on issues involving banking, securities, securities markets, and government-sponsored enterprises. Prior to that, Ms. Stromberg was a corporate and securities law partner at the Washington, D.C. law office of Fulbright and Jaworski, a national law firm. She served as Associate Director of the SEC's Division of Investment Management from 1977 to 1979 and prior to that was Special Counsel for the Division of Corporation Finance from 1972 to 1977. Ms. Stromberg graduated Phi Beta Kappa from Wellesley College and received her law degree from Harvard Law School. From 1988 to 1991 and 1993 to 1996, she was a Trustee of the American Bar Retirement Association, the funding vehicle for American Bar Association-sponsored retirement plans. Ms. Stromberg serves on the Wellesley College Business Leadership Council and the Council for Mutual Fund Director Education at Northwestern University Law School and was a panelist at the SEC's Investment Company Director's Roundtable. Ms. Stromberg has served as a board member of the AARP Investment Program Funds since 1997.

Jean C. Tempel (56)

Jean C. Tempel is a venture partner for Internet Capital Group, a strategic network of Internet partnership companies whose principal offices are in Wayne, Pennsylvania. Ms. Tempel concentrates on investment opportunities in the Boston area. She spent 25 years in technology/operations executive management at various New England banks, building custody operations and real time financial/securities processing systems, most recently as Chief Operations Officer at The Boston Company. From 1991 until 1993 she was president/COO of Safeguard Scientifics, a Pennsylvania technology venture company. In that role she was a founding investor, director and vice chairman of Cambridge Technology Partners. She is a director of XLVision Inc., Marathon Technologies, Inc., Aberdeen Group and Sonesta Hotels International, and is a Trustee of Northeastern University, Connecticut College, and The Commonwealth Institute. She received a B.A. from Connecticut College, an M.S. from Rensselaer Polytechnic Institute of New York, and attended Harvard Business School's Advanced Management Program. Ms. Tempel has served as a trustee of various mutual funds advised by Scudder Kemper since 1994.

Steven Zaleznick (45)*

Steven Zaleznick is President and CEO of AARP Services, Inc., a wholly-owned and independently-operated subsidiary of AARP which manages a range of products and services offered to AARP members, provides marketing services to AARP and its member service providers and establishes an electronic commerce presence for AARP members. Mr. Zaleznick previously served as AARP's general counsel for nine years. He was responsible for the legal affairs of the AARP, which included tax and legal matters affecting non-profit organizations, contract negotiations, publication review and public policy litigation. In 1979, he joined the AARP as a legislation representative responsible for issues involving taxes, pensions, age discrimination, and other national issues affecting older Americans. Mr. Zaleznick is President of the Board of Cradle of Hope Adoption Center in Washington, D.C. He is a former treasurer and currently a board member of the National Senior Citizens Law Center. Mr. Zaleznick received his B.A. in economics from Brown University. He received his J.D. degree from Georgetown University Law Center and is a member of the District of Columbia Bar Association.

Trustees Not Standing for Re-election:

--------------------------------------------------------------------------------
                                         Present Office with the Acquired Trust,
                                           Principal Occupation or Employment
Name                                               and Directorships
--------------------------------------------------------------------------------
Carole Lewis Anderson (55)               Trustee; Principal, Suburban Capital
                                         Markets, Inc. (1995 - Present). Ms.
                                         Anderson serves on the Boards of an
                                         additional 4 trusts whose funds are
                                         advised by Scudder Kemper.

--------------------------------------------------------------------------------
Adelaide Attard (69)                     Trustee; Member, NYC Department of
                                         Aging Advisory Council (1995 -
                                         Present); Consultant, Gerontology
                                         Commissioner, County of Nassau, New
                                         York, Department of Senior Citizen
                                         Affairs (1971-1991). Ms. Attard serves
                                         on the Boards of an additional 4 trusts
                                         whose funds are advised by Scudder
                                         Kemper.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Robert N. Butler, M.D. (73)              Trustee; Director, International
                                         Longevity Center and Professor of
                                         Geriatrics and Adult Development;
                                         Chairman, Henry L. Schwartz Department
                                         of Geriatrics and Adult Development,
                                         Mount Sinai Medical Center (1982 -
                                         present). Dr. Butler serves on the
                                         Boards of an additional 4 trusts whose
                                         funds are advised by Scudder Kemper.

--------------------------------------------------------------------------------
Esther Canja (72)*                       Trustee; President-Elect of AARP (to
                                         assume the Presidency in May 2000);
                                         Trustee and Chairperson, AARP Group
                                         Health Insurance Plan. Ms. Canja serves
                                         on the Boards of an additional 4 trusts
                                         whose funds are advised by Scudder
                                         Kemper.

--------------------------------------------------------------------------------
Lt. Gen. Eugene P. Forrester (73)        Trustee; Lt. General (Retired), U.S.
                                         Army; International Trade Counselor
                                         (1983 - present); Consultant. Lt. Gen.
                                         Forrester serves on the Boards of an
                                         additional 4 trusts whose funds are
                                         advised by Scudder Kemper.

--------------------------------------------------------------------------------
George L. Maddox, Jr. (74)               Trustee; Professor Emeritus and
                                         Director, Long Term Care Resources
                                         Program, Duke University Medical
                                         Center; Professor Emeritus of
                                         Sociology, Departments of Sociology and
                                         Psychiatry, Duke University. Mr. Maddox
                                         serves on the Boards of an additional 4
                                         trusts whose funds are advised by
                                         Scudder Kemper.

--------------------------------------------------------------------------------
Robert J. Myers (87)                     Trustee; Actuarial Consultant (1983 -
                                         present). Mr. Myers serves on the
                                         Boards of an additional 4 trusts whose
                                         funds are advised by Scudder Kemper.

--------------------------------------------------------------------------------
James H. Schulz (63)                     Trustee; Professor of Economics and
                                         Kirstein Professor of Aging Policy,
                                         Policy Center on Aging, Florence Heller
                                         School, Brandeis University. Mr. Schulz
                                         serves on the Boards of an additional 4
                                         trusts whose funds are advised by
                                         Scudder Kemper.

--------------------------------------------------------------------------------
Gordon Shillinglaw (74)                  Trustee; Professor Emeritus of
                                         Accounting, Columbia University
                                         Graduate School of Business. Dr.
                                         Shillinglaw serves on the Boards of an
                                         additional 4 trusts whose funds are
                                         advised by Scudder Kemper.

--------------------------------------------------------------------------------

* Nominee or Trustee considered by the Acquired Trust and its counsel to be an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Acquired Trust, the Investment Manager or AARP because of his or her employment by the Investment Manager or AARP, and, in some cases, holding offices with the Acquired Trust.

         Appendix 1 hereto sets forth the number of shares of each series of the Acquired Trust owned directly or beneficially by the Trustees of the Acquired Trust and by the nominees for election.

Responsibilities of the Board -- Board and Committee Meetings

      A fund's board is responsible for the general oversight of fund business. The board that is proposed for shareholder voting at this Meeting is comprised of two individuals who are considered "interested" Trustees, and seven individuals who have no affiliation with Scudder Kemper and who are called "independent" Trustees (the "Independent Trustees"). The SEC has recently proposed a rule that would require a majority of the board members of a fund to be "independent" if the fund were to take advantage of certain exemptive rules under the 1940 Act. On the proposed Board of Trustees, if approved by shareholders, nearly 78% will be Independent Trustees. The Independent Trustees have been nominated solely by the current Independent Trustees of the Acquired Trust, a practice also favored by the SEC. The Independent Trustees have primary responsibility for assuring that the Acquired Trust is managed in the best interests of its shareholders.

      The Trustees meet several times during the year to review the investment performance of each fund of the Acquired Trust and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. Furthermore, the Independent Trustees review the fees paid to the Investment Manager and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted several policies and practices which help ensure their effectiveness and independence in reviewing fees and representing shareholders. Many of these are similar to those suggested in the 1999 Advisory Group Report on Best Practices for Fund Directors (the "Advisory Group Report"). For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by the funds' independent public accountants and other independent experts retained for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters.

      The Board of the Acquired Trust has both an Audit Committee and a Committee on Independent Trustees, the responsibilities of which are described below. In addition, the Acquired Trust has an Executive Committee, a Shareholder Service Committee and a Valuation Committee.

Audit Committee

      The Audit Committee reviews with management and the independent public accountants for each series of the Acquired Trust, among other things, the scope of the audit and the internal controls of each series of the Acquired Trust and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for each series of the Acquired Trust to the Board, reviews the independence of such firm and, in general, considers and reports to the Board on matters regarding the accounting and financial reporting practices of each series of the Acquired Trust.

      As suggested by the Advisory Group Report, the Acquired Trust's Audit Committee is comprised entirely of Independent Trustees, meets privately with the independent accountants of each series of the Acquired Trust, will receive annual representations from the accountants as to their independence, and has a written charter that delineates the committee's duties and powers.

Committee On Independent Trustees

      The Board of Trustees of the Acquired Trust has a Committee on Independent Trustees, comprised solely of Independent Trustees, charged with the duty of making all nominations of Independent Trustees, establishing Trustees' compensation policies and reviewing matters relating to the Independent Trustees.

Attendance

      The full Board of Trustees of the Acquired Trust met six times, the Audit Committee met two times and the Committee on Independent Trustees met two times during calendar year 1999. Each then current Trustee attended 100% of the total meetings of the Board and each committee on which he or she served as a regular member that were held during that period, except Esther Canja, Robert J. Myers and James H. Schulz, who attended 90%, 94% and 92%, respectively, of those meetings. In addition to these Board and committee meetings, the Trustees of the Acquired Trust attended various other meetings on behalf of the Acquired Trust during the year, including meetings with their independent legal counsel and informational meetings.

Officers


      The following persons are officers of the Acquired Trust:

-------------------------------------------------------------------------------------------------------------------

                            Present Office with the Acquired
                            Trust; Principal Occupation or
Name (Age)                           Employment(1)                       Year First Became an Officer(2)
----------                           -------------                       ----------------------------

-----------------------------------------------------------------------------------------------------------
Linda C. Coughlin (48)      Trustee and President; Managing              2000
                            Director of Scudder Kemper

-----------------------------------------------------------------------------------------------------------
William Glavin (41)         Vice President;                              1997
                            Senior Vice President of Scudder
                            Kemper

-----------------------------------------------------------------------------------------------------------
Ann M. McCreary (43)        Vice President; Managing Director of         1998
                            Scudder Kemper

-----------------------------------------------------------------------------------------------------------
James Masur (39)            Vice President; Senior Vice President        1999
                            of Scudder Kemper

-----------------------------------------------------------------------------------------------------------

----------

(1) Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, altghough not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each holds office until his or her successor has been duly elected and qualified, and all other officers hold offices in accordance with the By-laws of the Acquired Trust.


-----------------------------------------------------------------------------------------------------------
John Millette (37)          Vice President and Assistant                 1999
                            Secretary; Assistant Vice President
                            of Scudder Kemper

-----------------------------------------------------------------------------------------------------------
James W. Pasman (47)        Vice President; Senior Vice President        1996
                            of Scudder Kemper

-----------------------------------------------------------------------------------------------------------
Kathryn L. Quirk (47)       Vice President and Secretary;                1997
                            Managing Director of Scudder Kemper

-----------------------------------------------------------------------------------------------------------
John Hebble (41)            Treasurer; Senior Vice President,            1997
                            Scudder Kemper

-----------------------------------------------------------------------------------------------------------

Compensation of Trustees and Officers

      The Acquired Trust does not pay any Trustee an annual Trustee's fee or fees for Board and committee meetings attended. The Trustees may be trustees of the underlying funds in which series of the Acquired Trust invest. These underlying funds generally pay their independent trustees an annual trustee's fee and fees for attending board and committee meetings and reimburse them for expenses related to the business of any series of the trust. The newly-constituted Board may determine to change its compensation structure.

      Scudder Kemper supervises the Acquired Trust's investments and pays the compensation and certain expenses of its personnel who serve as Trustees and officers of the Acquired Trust. Each underlying fund in which the series of the Acquired Trust invest pays Scudder Kemper a fee for its services to the underlying fund. Several of the Acquired Trust's officers and Trustees are also officers, directors, employees or stockholders of Scudder Kemper and participate in the fees paid to that firm by underlying funds in which the series of the Acquired Trust invest, although the Acquired Trust makes no direct payments to them.

      The following Compensation Table provides in tabular form the following data:

      Column (1) All Trustees who receive compensation from the Acquired Trust.

      Column (2) Aggregate compensation received by each Trustee of the Acquired Trust during calendar year 1999.

      Column (3) Total compensation received by each Trustee from funds managed by Scudder Kemper (collectively, the "Fund Complex") during calendar year 1999.


Compensation Table

---------------------------------------------------------------------------------------
Trustees                        Aggregate Compensation       Total Compensation from
                                (number of funds)            Fund Complex* Paid to
                                                             Trustee
---------------------------------------------------------------------------------------
Carole Lewis Anderson           $0 (2 funds)                 $40,935  (16 funds)
---------------------------------------------------------------------------------------
Adelaide Attard                 $0 (2 funds)                 $38,375  (16 funds)
---------------------------------------------------------------------------------------
Robert N. Butler                $0 (2 funds)                 $34,855  (16 funds)
---------------------------------------------------------------------------------------
Edgar R. Fiedler                $0 (2 funds)                 $54,495  (17 funds)
---------------------------------------------------------------------------------------
Eugene P. Forrester             $0 (2 funds)                 $40,935  (16 funds)
---------------------------------------------------------------------------------------
George L. Maddox, Jr.           $0 (2 funds)                 $40,935  (16 funds)
---------------------------------------------------------------------------------------
Robert J. Myers                 $0 (2 funds)                 $38,200  (16 funds)
---------------------------------------------------------------------------------------
James H. Schulz                 $0 (2 funds)                 $37,095  (16 funds)
---------------------------------------------------------------------------------------
Gordon Shillinglaw              $0 (2 funds)                 $44,280  (16 funds)
---------------------------------------------------------------------------------------
Jean Gleason Stromberg          $0 (2 funds)                 $40,935  (16 funds)
---------------------------------------------------------------------------------------

* The Fund Complex includes two funds (the series of the Acquired Trust) for which the Trustees serve without compensation.

        The Board of Trustees of AARP Managed Investment Portfolios Trust
         recommends that the shareholders of the AARP Diversified Income with Growth Portfolio vote for each nominee.

                             PROPOSAL 2: APPROVAL OF
                      AGREEMENT AND PLAN OF REORGANIZATION

I.    SYNOPSIS

      The following is a summary of certain information contained in this Proxy Statement/Prospectus relating to the Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the Prospectuses and Statements of Additional Information of the Funds, and the Plan. Shareholders should read this entire Proxy Statement/Prospectus carefully.

Introduction

      The Board of the Acquired Trust, including all of the Independent Trustees, approved the Plan at a meeting held on February 7, 2000. Subject to its approval by the shareholders of the Acquired Fund, the Plan provides for (a) the transfer of all or substantially all of the assets and all of the liabilities of the Acquired Fund to the Acquiring Fund in exchange for AARP Shares; (b) the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund; and (c) the abolition of the Acquired Fund as a series of the Acquired Trust. As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the AARP Shares and will hold, immediately after the Reorganization, AARP Shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Acquired Fund on the Valuation Date.

      Scudder Kemper is the investment manager of both Funds. If the Reorganization is completed, the Acquired Fund's shareholders will continue to enjoy many of the same shareholder privileges as they currently enjoy, such as the ability to buy, exchange and sell shares without paying a sales commission, access to professional service representatives, and automatic dividend reinvestment. See "Purchase, Redemption and Exchange Information."

Background of the Reorganization

      The Reorganization is part of a broader restructuring program proposed by Scudder Kemper to respond to changing industry conditions and investor needs. Scudder Kemper seeks to offer the full lineup of the Scudder Family of no-load funds to members of the AARP Investment Program. The expanded offering should position the AARP Investment Program to meet the increasingly diverse needs of current and prospective AARP members.

      Scudder Kemper and AARP have advised the Board that they believe that the proposed changes in the AARP Investment Program from Scudder are in the interests of shareholders of funds offered through the AARP Investment Program (the "AARP Funds") and AARP members: the Program would consist of forty-three no-load funds compared with the current sixteen and would retain its separate identity with separate statements [and lower minimum investments] for participating shareholders; six core funds would continue to have a risk managed strategy; education will remain a focus of Scudder Kemper; and AARP will continue to be involved with the Program and is proposed to have board representation.

      As part of this initiative, Scudder Kemper has sought ways to restructure and streamline the management and operations of the funds it advises. Scudder Kemper believes, and has advised the boards, that the consolidation of certain funds advised by it would benefit fund shareholders. Scudder Kemper has, therefore, proposed the consolidation of a number of no-load funds advised by it that Scudder Kemper believes have similar or compatible investment objectives and policies. In many cases the proposed consolidations are designed to eliminate the substantial overlap in current offerings by the Scudder Funds and the AARP Funds, all of which are advised by Scudder Kemper. Consolidation plans are proposed for other funds that have not gathered enough assets to operate efficiently and, in turn, have relatively high expense ratios. Scudder Kemper believes that these consolidations may help to enhance investment performance of funds and increase efficiency of operations.

      There are currently five different boards for the no-load funds advised by Scudder Kemper. Scudder Kemper believes, and has proposed to the boards, that creating a single board responsible for most of the no-load funds advised by Scudder Kemper would increase efficiency and benefit fund shareholders. (See Proposal 1 above.)

      As part of this restructuring effort, Scudder Kemper has also proposed the adoption of an administrative fee for most of the no-load funds advised by Scudder Kemper. Under this fee structure, in exchange for payment by an underlying fund in which the Acquiring Fund invests (an "Underlying Fund") of an administrative fee, Scudder Kemper would agree to provide or pay for substantially all services that a fund normally requires for its operations, other than those provided under the fund's investment management agreement and certain other expenses. Such an administrative fee would enable investors to determine with greater certainty the expense level that a fund will experience, and would transfer substantially all of the risk of increased costs to Scudder Kemper. Scudder Kemper has proposed that most of the Underlying Funds implement such an administrative fee.

      Various third-party service providers (the "Service Providers"), some of which are affiliated with Scudder Kemper, provide certain services for Underlying Funds (such as computing net asset value; providing transfer agency, shareholder servicing and dividend-paying agent services; providing custody of portfolio securities; auditing financial statements and providing other audit, tax and related services;

and acting as general counsel). In addition to the fees it pays under its current investment management agreement with Scudder Kemper, an Underlying Fund pays the fees and expenses associated with these service arrangements, as well as the Underlying Fund's insurance, registration, printing, postage and other costs.

      Once an administration agreement becomes effective, each Service Provider will continue to provide the services that it currently provides to each particular Underlying Fund, as described above, under the current arrangements, except that Scudder Kemper will pay these entities for the provision of their services to the Underlying Fund and will pay most other Fund expenses, including insurance, registration, printing and postage fees. In return, the Underlying Fund will pay Scudder Kemper an administrative fee.

      Certain expenses of an Underlying Fund would not be borne by Scudder Kemper under an administration agreement, such as taxes, brokerage, interest and extraordinary expenses; and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). In addition, an Underlying Fund would continue to pay the fees required by its investment management agreement with Scudder Kemper.

      The fund consolidations, the adoption of an administrative fee and the creation of a single board are expected to have a positive impact on Scudder Kemper, as well. These changes are likely to result in reduced costs (and the potential for increased profitability) for Scudder Kemper in advising or servicing funds.

Reasons for the Proposed Reorganization; Board Approval

      Since receiving Scudder Kemper's proposals on September 22, 1999, the Independent Trustees have conducted a thorough review of all aspects of the proposed restructuring program. They have been assisted in this regard by their independent counsel and by independent consultants with special expertise in financial and mutual fund industry matters. In the course of discussions with representatives of Scudder Kemper, the Independent Trustees have requested, and Scudder Kemper has accepted, numerous changes designed to protect and enhance the interests of shareholders. See "Board Approval of the Proposed Transaction" below.

      The Trustees believe that the Reorganization may provide shareholders of the Acquired Fund with the following benefits:

o OPPORTUNITY FOR HIGHER RETURN. The Acquiring Fund has the flexibility to invest in a broader array of underlying Scudder Funds than the Acquired Fund, which may generate higher return, although there can be no assurances in this regard.

o GREATER PREDICTABILITY OF INDIRECT EXPENSES. It is expected that on or prior to Closing, each Underlying Fund and Scudder Kemper will enter into an administrative services agreement pursuant to which Scudder Kemper will provide or pay others to provide substantially all of the administrative services required by the Underlying Fund, and most Underlying Fund expenses, in return for payment by the Underlying Fund of a single administrative fee rate. This agreement, which has an initial three year term, will protect the Acquiring Fund's shareholders from increases in the Acquiring Fund's indirect costs attributed to any increases in the costs of providing these services to Underlying Funds.

o SIMILAR INVESTMENT OBJECTIVES AND POLICIES. The proposed combined Acquiring Fund will continue to allocate its assets among stock funds, bond funds, and cash in proportions similar to the Acquired Fund.

o TAX-FREE REORGANIZATION. Shareholders of the Acquired Fund will exchange their shares for shares of the Acquiring Fund of equal value. It is expected that the transaction will be tax-free for Acquired Fund shareholders.

      For these reasons, as more fully described below under "The Proposed Transaction - Board Approval of the Proposed Transaction," the Trustees of the Acquired Trust, including the Independent Trustees, have concluded that:

o the Reorganization is in the best interests of the Acquired Fund and its shareholders; and

o the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

      Accordingly, the Trustees recommend approval of the Plan effecting the Reorganization. If the Plan is not approved, the Acquired Fund will continue in existence unless other action is taken by the Trustees.

Investment Objectives, Policies and Restrictions of the Acquiring Fund

      The investment objectives, policies and restrictions of the Acquired Fund and the Acquiring Fund (and, consequently, the risks of investing in either
Fund) are similar. Some differences do exist. The investment objective of the Acquiring Fund is to seek current income, and, as a secondary objective, long-term growth of capital. The investment objective of the Acquired Fund is to seek current income with modest long-term appreciation. There can be no assurance that either Fund will achieve its investment objective. Both Funds are managed in a substantially similar manner.

      Each Fund invests mainly in the securities of Underlying Funds. The Acquiring Fund invests in other Scudder Funds, and the Acquired Fund invests in other AARP Funds. The Acquiring Fund and the Acquired Fund invest different percentages of their assets in Underlying Funds with particular goals. The Acquiring Fund generally invests 60% of its assets in bond funds, 30% of its assets in equity funds, and 10% of its assets in money market funds. The Acquired Fund generally invests 70% of its assets in income funds, money market funds, and, to a lesser extent, cash, and 30% of its assets in growth funds, growth and income funds, and global funds.

      The Acquiring Fund has the flexibility to adjust its investment allocation within the following ranges: investments in bond funds must account for between 40% and 80% of assets; equity funds must account for between 20% and 50% of assets; and money market funds must account for between 0% and 15%. The Acquired Fund has the flexibility to adjust its investment allocation within the following ranges: investments in bond funds must account for between 60% and 80% of assets; equity funds must account for between 20% and 40% of assets; and money funds, cash or cash equivalents must account for between 0% and 20% of assets. The Acquired Fund does not attempt to time the market and must invest in at least five AARP Funds, most of which actively seek to reduce downside risk as part of their investment objective. Lastly, the Acquired Fund does not invest in securities issued by tobacco-producing companies and has a stated goal of educating shareholders on investment topics affecting their lives.

      The Acquiring Fund's investment restrictions, as set forth in its Statement of Additional Information, are similar to the Acquired Fund's investment restrictions, except that the Acquiring Fund may not, as a non-fundamental policy, invest in companies for the purpose of exercising management or control. Investment restrictions of each Fund that are fundamental policies may not be changed without the approval of Fund shareholders. Investors should refer to the respective Statements of Additional Information of the Acquiring Fund and the Acquired Fund for a fuller description of each Fund's investment policies and restrictions.

Portfolio Turnover

      The average annual portfolio turnover rate for the Acquiring Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the fiscal year ended August 31, 1999 (i.e., prior to the creation of AARP Shares) was 28.1%. The average annual portfolio turnover rate for the Acquired Fund for the fiscal year ended September 30, 1999 was 22.5%.

Performance

      The following table compares the investment performance of each Fund and may provide some indication of the risks of investing in each Fund by showing changes in each Fund's performance from year to year and how the Fund's average annual return for the periods indicated compare with those of a broad measure of market performance. Neither Fund's past performance is an indication of how the Fund will perform in the future.


                           Average Annual Total Return
                    For the Periods Ending December 31, 1999

-----------------------------------------------------------------------------------------------------------------------------

                                                                                                               3-Month U.S.
                            Acquiring Fund@        Acquired Fund            S&P 500+            LBAB#          Treasury Bill
-----------------------------------------------------------------------------------------------------------------------------
Past year                         2.84%                  5.04%                 21.04%           (0.82%)           4.72%
-----------------------------------------------------------------------------------------------------------------------------
Since Inception*                  7.61%                   N/A                  25.90%            5.25%            4.93%
-----------------------------------------------------------------------------------------------------------------------------
Since Inception**                  N/A                   8.12%                 25.83%            5.79%            4.93%
-----------------------------------------------------------------------------------------------------------------------------

@ AARP Shares were not offered during the periods covered. Performance shown is for shares of the Acquiring Fund existing during the periods covered.

* Inception date of the Acquiring Fund is November 15, 1996.

** Inception date of the Acquired Fund is February 1, 1997.

+ The Standard and Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

# The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

      Total return for each Fund would have been lower during all periods if the Investment Manager had not maintained expenses of certain Underlying Funds.

      For management's discussion of the Acquiring Fund's performance for the fiscal year ended August 31, 1999 (prior to the creation of AARP Shares), see Exhibit B attached hereto.

Investment Manager; Fees and Expenses

      Each Fund retains the investment management firm of Scudder Kemper, pursuant to separate contracts, to manage its daily investment and business affairs, subject to the policies established by the Fund's Trustees. Shareholders pay no direct charges or fees for investment management or other services. Scudder Kemper is a Delaware corporation located at Two International Place, Boston, Massachusetts 02110-4103.

      The Investment Manager has agreed not to be paid a management fee for performing its services for either Fund. The Investment Manager does receive management fees for managing the Underlying Funds in which each of the Funds invest. Each Fund, as a shareholder of the Underlying Funds in which it invests, bears its proportionate share of fees and expenses paid by the Underlying Funds.

Comparison of Expenses

      The table and examples below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Acquiring Fund, and comparing these with the expenses of the Acquired Fund. Unless otherwise noted, the information is based on each Fund's expenses and average daily net assets during the twelve months ended October 31, 1999 and on a pro forma basis as of such date and for the period then ended, giving effect to the Reorganization. Each Fund has no sales charges or other shareholder fees. Each Fund expects to operate at a zero expense level. However, each Fund's shareholders will indirectly bear that portfolio's pro rata share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. Information in the tables and examples relating to the Acquiring Fund relates to the Acquiring Fund as a whole prior to the creation of the AARP Shares. Pro Forma information in the tables and examples relates to the AARP Shares and the Scudder Shares class of the Acquiring Fund.


                              Fee Table (Unaudited)

------------------------------------------------------------------------------------------
                                                                        Pro Forma
                             Acquiring Fund       Acquired Fund        (Combined)
------------------------------------------------------------------------------------------
Range of Average
Weighted Expense Ratio       0.77% to 2.37%       0.65% to 1.40%       0.68% to 1.72%
------------------------------------------------------------------------------------------

                              Examples (Unaudited)

      Based on the costs above, the following examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

--------------------------------------------------------------------------------

                                                                 Pro Forma
Year          Acquiring Fund            Acquired Fund            (Combined)

--------------------------------------------------------------------------------

1st                $160                     $105                    $122

--------------------------------------------------------------------------------
3rd                $496                     $326                    $381

--------------------------------------------------------------------------------
5th                $855                     $566                    $660

--------------------------------------------------------------------------------
10th              $1,867                   $1,254                  $1,455

--------------------------------------------------------------------------------

Financial Highlights

      The financial highlights table for the Acquiring Fund prior to the creation of the AARP Shares, which is intended to help you understand the Acquiring Fund's financial performance since its inception on November 15, 1996 is included in the Acquiring Fund's prospectus dated January 1, 2000, which is included herewith and incorporated herein by reference.

Distribution of Shares

      Scudder Investor Services, Inc. ("SIS"), Two International Place, Boston, Massachusetts 02110, a subsidiary of the Investment Manager, is the principal underwriter of each Fund. SIS charges no direct fees in connection with the distribution of shares of the Funds. Following the Reorganization, Acquiring Fund shareholders will continue to be able to purchase shares of the funds in the Scudder Family of Funds on a no-load basis.

Purchase, Redemption and Exchange Information

      The purchase, redemption and exchange procedures and privileges of the Acquired Fund are identical to those that will be in place for the AARP Shares, except that Acquired Fund shareholders may exchange Acquired Fund shares only into AARP Funds, while AARP Shares shareholders will be able to exchange AARP Shares into AARP Shares of any fund within the Scudder Family of Funds on a no-load basis.

      The minimum balance for non-retirement accounts investing in the AARP Shares will be $1,000, which is lower than the minimum balance for non-retirement accounts investing in the Acquired Fund. The minimum balance for Individual Retirement Accounts ("IRAs") investing in AARP Shares will be $500, as compared to $250 for the Acquired Fund. However, Acquired Fund IRA shareholders receiving AARP Shares as a result of the Reorganization will only be required to meet the Acquired Fund's $250 minimum balance requirement for IRAs. AARP Share shareholders will not currently be charged an annual fee for accounts that fall below the $1,000 minimum balance nor will such sub-minimum accounts currently be subject to involuntary redemption by the Acquiring Fund.

Dividends and other Distributions

      Each Fund intends to distribute dividends from its net investment income on a quarterly basis. The Acquiring Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in November or December of each year in order to prevent application of a federal excise tax. The Acquired Fund intends to make similar distributions annually. An additional distribution may be made if necessary. Dividends and distributions of each Fund will be invested in additional shares of the Fund at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash.

      If the Plan is approved by the Acquired Fund's shareholders, the Acquired Fund will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains immediately prior to the Closing.

Tax Consequences

      As a condition to the Reorganization, the Acquiring Fund and the Acquired Fund will have received an opinion of Willkie Farr & Gallagher in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by the Acquired Fund or its shareholders as a direct result of the Reorganization. See "The Proposed Transaction - Federal Income Tax Consequences."

II.   PRINCIPAL RISK FACTORS

      Because of their similar investment objectives, policies and strategies, the principal risks presented by the Acquiring Fund are similar to those presented by the Acquired Fund. The main risks applicable to each Fund include, among others, risk associated with interest rates and market risk. Risk associated with interest rates refers to the fact that a rise in interest rates could lower the prices of bonds. This would also lower the value of an investment in income funds, and therefore in portfolios such as the Funds that invest in income funds. If interest rates fall, bond issuers may choose to prepay their bonds, hurting the performance of the Funds. It is also possible that bonds held by the Funds could be downgraded in credit rating or go into default. Market risk refers to the link between stock market performance and the performance of the Funds, and, therefore, the Acquiring Fund. Stock market performance depends on many influences, including economic, political and demographic trends. When stock prices fall, the value of an investment in the Funds is likely to fall as well. Foreign stocks also tend to be more volatile than their U.S. counterparts, for various reasons including political and economic uncertainties and difficulty in obtaining accurate information.

      For a further discussion of the investment techniques and risk factors applicable to the Acquired Fund and the Acquiring Fund, see "Investment Objectives, Policies and Restrictions of the Funds" herein, and the Prospectuses and Statements of Additional Information for the Funds, which are incorporated by reference herein.

III.  THE PROPOSED TRANSACTION

Description of the Plan

      As stated above, the Plan provides for the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange for that number of full and fractional AARP Shares having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund as of the close of business on the Valuation Date. The Acquiring Fund will assume all of the liabilities of the Acquired Fund. The Acquired Fund will distribute the AARP Shares received in the exchange to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. The Acquired Fund will be abolished as a series of the Acquired Trust.

      Upon completion of the Reorganization, each shareholder of the Acquired Fund will own that number of full and fractional AARP Shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Acquired Fund as of the close of business on the Valuation Date. Such shares will be held in an account with the Acquiring Trust identical in all material respects to the account currently maintained by the Acquired Trust for such shareholder, except as noted above. In the interest of economy and convenience, AARP Shares issued to the Acquired Fund's shareholders will be in uncertificated form.

      Until the Closing, shareholders of the Acquired Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the Acquired Fund's transfer agent of a redemption request in proper form. Redemption requests received by the transfer agent after the Closing will be treated as requests received for the redemption of AARP Shares received by the shareholder in connection with the Reorganization.

      The obligations of each Trust on behalf of each of the Acquired Fund and the Acquiring Fund under the Plan are subject to various conditions, as stated therein. Among other things, the Plan requires that all filings be made with, and all authority be received from, the SEC and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. The Acquired Fund and the Acquiring Fund are in the process of making the necessary filings. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the Closing by action of the Trustees of either Trust, notwithstanding the approval of the Plan by the shareholders of the Acquired Fund. However, no amendment may be made that materially adversely affects the interests of the shareholders of the Acquired Fund without obtaining the approval of the Acquired Fund's shareholders. The Acquired Fund and the Acquiring Fund may at any time waive compliance with certain of the covenants and conditions contained in the Plan. For a complete description of the terms and conditions of the Reorganization, see the Plan at Exhibit A.

      Scudder Kemper will pay the expenses associated with the Reorganization.

Board Approval of the Proposed Transaction

      Scudder Kemper first proposed the Reorganization to the Independent Trustees of the Acquired Fund at a meeting held on September 22, 1999. The Reorganization was presented to the Trustees and considered by them as part of a broader initiative by Scudder Kemper to restructure many of the mutual funds advised by it that are currently offered to retail investors (see "Synopsis - Background of the Reorganization"). This initiative includes four major components:

      (i) The combination of funds with similar investment objectives and policies, including in particular the combination of the AARP Funds with similar Scudder Funds currently offered to the general public;

      (ii) The liquidation of certain small funds which have not achieved market acceptance and which are unlikely to reach an efficient operating size;

      (iii) The implementation of an administration agreement for each Underlying Fund, covering, for a single fee rate, substantially all services required for the operation of the Underlying Fund (other than those provided under the Underlying Fund's investment management agreement) and most expenses; and

      (iv) The consolidation of the separate boards currently responsible for overseeing several groups of no-load funds managed by Scudder Kemper into a single board.

      The Independent Trustees of the Acquired Fund reviewed the potential implications of these proposals for the Acquired Fund as well as the various other funds for which they serve as trustees or directors. They were assisted in this review by their independent legal counsel and by independent consultants with special expertise in financial and mutual fund industry matters. Following the September 22 meeting, the Independent Trustees met in person or by telephone on a number of occasions (including committee meetings) to review and discuss these proposals, both among themselves and with representatives of Scudder Kemper. On a number of occasions, these meetings included representatives of the independent trustees or directors of other funds affected by these proposals. In the course of their review, the Independent Trustees requested and received substantial additional information and suggested numerous changes to Scudder Kemper's proposals, many of which were accepted.

      Following the conclusion of this process, the Independent Trustees of the Acquired Fund, the independent trustees/directors of other funds involved and Scudder Kemper reached general agreement on the elements of a restructuring plan as it affects shareholders of various funds and, where required, agreed to submit elements of the plan for approval to shareholders of those funds.

      On February 7, 2000, the Board of the Acquired Fund, including the Independent Trustees of the Acquired Fund, approved the terms of the Reorganization and certain related proposals. At the February 7, 2000 meeting, the Independent Trustees also agreed to recommend that the Reorganization be approved by the Acquired Fund's shareholders.

      In determining to recommend that the shareholders of the Acquired Fund approve the Reorganization, the Board considered, among other factors: (a) the fees and expense ratios of the Funds, including comparisons between the expenses of the Acquired Fund and the estimated operating expenses of the Acquiring Fund, and between the estimated operating expenses of the Acquiring Fund and other mutual funds with similar investment objectives; (b) the terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of shareholder interests; (c) the compatibility of the Acquired Fund's and the Acquiring Fund's investment objectives, policies, restrictions and portfolios; (d) the agreement by Scudder Kemper to provide services to certain Underlying Funds, each for a fixed fee rate under an administration agreement with an initial three year term; (e) the service features available to shareholders of the Acquired Fund and the Acquiring Fund; (f) the costs to be borne by the Acquired Fund, the Acquiring Fund and Scudder Kemper as a result of the Reorganization; (g) prospects for the Acquiring Fund to attract additional assets; (h) the tax consequences of the Reorganization on the Acquired Fund, the Acquiring Fund and their respective shareholders; and (i) the investment performance of the Acquired Fund and the Acquiring Fund.

      The Trustees also gave extensive consideration to possible economies of scale that might be realized by Scudder Kemper in connection with the Reorganization, as well as the other fund combinations included in Scudder Kemper's restructuring proposal. The Trustees concluded that these economies were appropriately reflected in the fee and expense arrangements of the Acquiring Fund, as proposed to be revised upon completion of the Reorganization. In particular, the Trustees considered the benefits to shareholders resulting from locking in the rate of an Underlying Fund's administrative fee for an initial three-year period. Because an Underlying Fund will pay only its stated administrative fee rate for such services and expenses regardless of changes in actual costs, the Acquiring Fund's shareholders will indirectly be protected from increases in the Underlying Fund's expense ratio attributable to increases in such actual costs. The Board also considered the protection this would afford shareholders if the Acquiring Fund's net assets declined as a result of market fluctuations or net redemptions.

      The Trustees also considered the impact of the Reorganization on the total expenses to be borne by shareholders of the Acquired Fund. Finally, the Trustees concluded that the shareholders of the Acquired Fund would be better served by having their interests represented by a single board of trustees with responsibility for overseeing substantially all of the funds to be marketed as a "family of funds" through Scudder's no-load distribution channels. Accordingly, the Trustees agreed to recommend the election of a new consolidated board comprised of representatives of each of the various boards currently serving as Trustees of these funds.

      Based on all of the foregoing, the Board concluded that the Acquired Fund's participation in the Reorganization would be in the best interests of the Acquired Fund and would not dilute the interests of the Acquired Fund's shareholders. The Board of Trustees, including the Independent Trustees, recommends that shareholders of the Acquired Fund approve the Reorganization.

Description of the Securities to be Issued

      The Acquiring Fund is a series of the Acquiring Trust, a Massachusetts business trust established under a Declaration of Trust dated July 1, 1994, as amended. The Acquiring Trust's authorized capital consists of an unlimited number of shares of beneficial interest, par value $0.01 per share. The Trustees of the Acquiring Trust are authorized to divide the Acquiring Trust's shares into separate series. The Acquiring Fund is one of three active series of the Acquiring Trust that the Board has created to date. The Trustees of the Acquiring Trust are also authorized to further divide the shares of the series of the Acquiring Trust into classes. The Trustees of the Acquiring Trust have authorized the division of the Acquiring Fund into two classes, Class S shares and AARP Shares. It is anticipated that this division will occur prior to the Closing and that shares of the Acquiring Fund existing at that time will be redesignated as Class S shares of the Acquiring Fund. If AARP Shares are not created prior to the Closing, then the Reorganization will not be consummated. Although shareholders of different classes of a series have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution.

      Each share of each class of the Acquiring Fund represents an interest in the Acquiring Fund that is equal to and proportionate with each other share of that class of the Acquiring Fund. Acquiring Fund shareholders are entitled to one vote per share (and a proportionate fractional vote per each fractional share) held on matters on which they are entitled to vote. The Acquiring Trust is not required to hold shareholder meetings annually, although shareholder meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies or approving an investment management contract. In the event that shareholders of the Acquiring Trust wish to communicate with other shareholders concerning the removal of any Trustee, such shareholders shall be assisted in communicating with other shareholders for the purpose of obtaining signatures to request a meeting of shareholders, all in the manner provided in Section 16(c) of the 1940 Act as if Section 16(c) were applicable.

      In the areas of shareholder voting and the powers and conduct of the Trustees, there are no material differences between the rights of shareholders of the Acquired Fund and the rights of shareholders of the Acquiring Fund.

Federal Income Tax Consequences

      The Reorganization is conditioned upon the receipt by the Acquired Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, of an opinion from Willkie Farr & Gallagher, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange solely for AARP Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such shares to the Acquired Fund's shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for AARP Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund or upon the distribution of the AARP Shares to the Acquired Fund shareholders in exchange for their shares of the Acquired Fund; (iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer; (iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for AARP Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by the shareholders of the Acquired Fund upon the receipt of the AARP Shares solely in exchange for their shares of the Acquired Fund as part of the transaction; (vii) the basis of the AARP Shares received by the shareholders of the Acquired Fund will be the same as the basis of the shares of the Acquired Fund exchanged therefor; and (viii) the holding period of AARP Shares received by the shareholders of the Acquired Fund will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of the shareholders of the Acquired Fund.

      While the Acquired Trust is not aware of any adverse state or local tax consequences of the proposed Reorganization, it has not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax adviser with respect to such matters.

Capitalization

      The following table shows on an unaudited basis the capitalization of each Fund as of October 31, 1999 (i.e., prior to the creation of AARP Shares), and on a pro forma basis, as of that date, giving effect to the Reorganization:

------------------------------------------------------------------------------------------------------------
                                                                            Pro Forma           Pro Forma
                           Acquiring Fund           Acquired Fund          Adjustments         Combined(1)
------------------------------------------------------------------------------------------------------------
Net Asset Value
------------------------------------------------------------------------------------------------------------
Class S Shares               $28,515,689                                                       $28,515,689
------------------------------------------------------------------------------------------------------------
AARP Shares                                          $96,642,954                               $96,642,954
------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                              $125,158,643
------------------------------------------------------------------------------------------------------------
Shares Outstanding
------------------------------------------------------------------------------------------------------------
Class S Shares                2,297,036                                                         2,297,036
------------------------------------------------------------------------------------------------------------
AARP Shares                                           6,051,926             1,735,580           7,787,506
------------------------------------------------------------------------------------------------------------
Net Asset Value per
Share
------------------------------------------------------------------------------------------------------------
Class S Shares                 $12.41                                                            $12.41
------------------------------------------------------------------------------------------------------------
AARP Shares                                            $15.97                                    $12.41
------------------------------------------------------------------------------------------------------------

(1) Assumes the Reorganization had been consummated on October 31, 1999, and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Acquired Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

  The Board of Trustees of AARP Managed Investment Portfolios Trust recommends that the shareholders of the AARP Diversified Income with Growth Portfolio vote in favor of this Proposal 2.

PROPOSAL 3: RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT
                                   ACCOUNTANTS

      The Board of the Acquired Trust, including a majority of the Independent Trustees, has selected PricewaterhouseCoopers LLP to act as independent accountants of the Acquired Fund for the Acquired Fund's current fiscal year. One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

  The Board of Trustees of AARP Managed Investment Portfolios Trust recommends that the shareholders of the AARP Diversified Income with Growth Portfolio vote in favor of this Proposal 3.

                             ADDITIONAL INFORMATION

Information about the Funds

      Additional information about the Trusts, the Funds and the Reorganization has been filed with the SEC and may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103, or by calling 1-800-225-2470.

      The Trusts are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith, file reports, proxy material and other information about each of the Funds with the Securities and Exchange Commission. Such reports, proxy material and other information filed by the Acquiring Trust, and those filed by the Acquired Trust, can be inspected and copied at the Public Reference Room maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the following SEC Regional Offices: Northeast Regional Office, 7 World Trade Center, Suite 1300, New York, NY 10048; Southeast Regional Office, 1401 Brickell Avenue, Suite 200, Miami, FL 33131; Midwest Regional Office, Citicorp Center, 500 W. Madison Street, Chicago, IL, 60661-2511; Central Regional Office, 1801 California Street, Suite 4800, Denver, CO 80202-2648; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which contains the Statements of Additional Information for the Acquiring Trust and the Acquired Trust, materials that are incorporated by reference into the prospectuses and Statements of Additional Information, and other information about the Acquiring Trust, the Acquired Trust and the Funds.

General

      Proxy Solicitation. Proxy solicitation costs will be considered Reorganization expenses and will be allocated accordingly. In addition to solicitation by mail, certain officers and representatives of the Acquired Trust, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

      This Proxy Statement/Prospectus, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about April 18, 2000 or as soon as practicable thereafter. Any Acquired Fund shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Acquired Fund, c/o Scudder Kemper Investments, Inc., at the address for the Acquired Fund shown at the beginning of this Proxy Statement/Prospectus) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Acquired Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal.

      The presence at any shareholders' meeting, in person or by proxy, of the holders of one-third of the shares of the Acquired Trust (for a trust-wide vote) or the Acquired Fund (for a fund-wide vote) entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Acquired Trust's (for a trust-wide vote) or the Acquired Fund's (for a fund-wide vote) shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Acquired Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

      Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the Acquired Trust voting at the Meeting. Approval of Proposal 2 requires the affirmative vote of the holders of a majority of the Acquired Fund's shares outstanding and entitled to vote thereon. Approval of Proposal 3 requires the affirmative vote of a majority of the shares of the Acquired Fund voting at the Meeting. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, Proposal 1 and will have the effect of a "no" vote on Proposals 2 and 3.

      Holders of record of the shares of the Acquired Fund at the close of business on April 17, 2000 (the "Record Date") will be entitled to one vote per share on all business of the Meeting. As of [date], there were ____________ shares of the Acquired Fund outstanding.

      As of [date], the officers and Trustees of the Acquiring Trust as a group owned beneficially [less than 1%][___%] of the outstanding shares of the Acquiring Fund. [Appendix 2 hereto sets forth the beneficial owners of at least 5% of each Fund's shares.] To the best of each Trust's knowledge, as of _______________, no person owned beneficially more than 5% of either Fund's outstanding shares[, except as stated on Appendix 2.]

      Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies, at an estimated cost of $10,497. As the Meeting date approaches, certain shareholders of the Acquired Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Acquired Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

      In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card, and ask for the shareholder's instructions on the Proposals. Although the SCC representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

      If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact SCC toll-free at 1-800-605-1203. Any proxy given by a shareholder is revocable until voted at the Meeting.

      Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions.

      Shareholder Proposals for Subsequent Meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

      Other Matters to Come Before the Meeting. No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and/or the Acquired Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board,

[signature]
Kathryn L. Quirk
Secretary

                                INDEX OF EXHIBITS

EXHIBIT A:   AGREEMENT AND PLAN OF REORGANIZATION
EXHIBIT B:   MANAGEMENT'S DISCUSSION OF THE ACQUIRING FUND'S PERFORMANCE FOR
             ITS MOST RECENT FISCAL YEAR.

EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ____ day of ________, 2000, by and between Scudder Pathway Series (the "Acquiring Trust"), a Massachusetts business trust, on behalf of Scudder Pathway
Series: Conservative Portfolio (the "Acquiring Fund"), a separate series of the Acquiring Trust, and AARP Managed Investment Portfolios Trust (the "Acquired Trust" and, together with the Acquiring Trust, each a "Trust" and collectively the "Trusts"), a Massachusetts business trust, on behalf of AARP Diversified Income with Growth Portfolio (the "Acquired Fund" and, together with the Acquiring Fund, each a "Fund" and collectively the "Funds"), a separate series of the Acquired Trust. The principal place of business of each Trust is Two International Place, Boston, Massachusetts 02110-4103

      This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the AARP Shares class of shares ($.01 par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

      NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

      1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all or substantially all of the Acquired Fund's assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in section 2.2; and
(ii) to assume all of the liabilities of the Acquired Fund. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

      1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the closing in accordance with generally accepted accounting principles ("GAAP") applied consistently with those of the Acquired Fund's most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

      1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date as defined in section 3.1.

      1.4. On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

      1.5. Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record (the "Acquired Fund Shareholders"), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

      1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

      1.7. Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

      1.8. All books and records of the Acquired Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.    VALUATION

      2.1. The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the business day immediately preceding the Closing Date, as defined in Section 3.1 (such time and date being hereinafter called the "Valuation Time") after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust's Declaration of Trust, as amended, and then-current prospectus or statement of additional information.

      2.2. The net asset value of an Acquiring Fund share shall be the net asset value per share computed as of the Valuation Time using the valuation procedures referred to in section 2.1.

      2.3. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the value of the Assets with respect to shares of the Acquired Fund determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with section 2.2.

      2.4. All computations of value hereunder shall be made by or under the direction of each Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's respective independent accountants upon the reasonable request of the other Fund.

3.    CLOSING AND CLOSING DATE

      3.1. The Closing of the transactions contemplated by this Agreement shall be September 25, 2000, or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m.., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of Dechert Price & Rhoads, Ten Post Office Square - South, Boston, MA 02109, or at such other place and time as the parties may agree.

      3.2. The Acquired Fund shall deliver to Acquiring Fund on the Closing Date a schedule of Assets.

      3.3. State Street Bank and Trust Company ("State Street"), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

      3.4. Scudder Service Corp. (the "Transfer Agent"), on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

      3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Acquiring Fund Shares or the Acquired Fund shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.    REPRESENTATIONS AND WARRANTIES

      4.1. The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

      (a) The Acquired Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Acquired Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

      (b) The Acquired Trust is registered with the Commission as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and such registration is in full force and effect;

      (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

      (d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date, the Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result, in violation of Massachusetts law or of the Acquired Trust's Declaration of Trust, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

      (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

      (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended September 30, 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

      (g) Since September 30, 1999, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

      (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

      (j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquired Fund Shareholders, under certain circumstances, could be held personally liable for obligations of the Acquired
Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Transfer Agent, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

      (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

      (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust, and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the "NASD")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

      (n) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

      (o) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in section 5.7 (the "Proxy Statement"), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

      4.2. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

      (a) The Acquiring Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Acquiring Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

      (b) The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

      (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

      (d) The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result, in violation of Massachusetts law or of the Acquiring Trust's Declaration of Trust, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

      (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

      (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended August 31, 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

      (g) Since August 31, 1999, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection
(g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

      (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

      (j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

      (k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund).

      (l) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

      (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Fund and this Agreement will constitute a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (n) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

      (o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

      (p) The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

      (q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.    COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

      5.1. The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include
(i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds' normal operations; and
(b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date.

      5.2. Upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to the Acquired Fund's books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

      5.3. The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than July 11, 2000.

      5.4. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

      5.5. The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares and will provide the Acquiring Fund with a list of affiliates of the Acquired Fund.

      5.6. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

      5.7. Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the "Registration Statement") in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Fund will file the Registration Statement, including the Proxy Statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

      5.8. The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

      5.9. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

      5.10. The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to Acquired Fund pursuant to this Agreement and
(ii) assume the liabilities from the Acquired Fund.

      5.11. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

      5.12. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

      The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

      6.1. All representations and warranties of the Acquired Trust, with respect to the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

      6.2. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request;

      6.3. The Acquired Fund shall have received on the Closing Date an opinion of Dechert Price & Rhoads, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

      (a) The Acquiring Fund has been duly formed and is an existing business trust; (b) the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund's registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Acquiring Fund and constitutes a valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Fund's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made; and

      6.4. The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

      The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

      7.1. All representations and warranties of the Acquired Trust, with respect to the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

      7.2. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund;

      7.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request;

      7.4. The Acquiring Fund shall have received on the Closing Date an opinion of Dechert Price & Rhoads, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

      (a) The Acquired Trust has been duly formed and is an existing business trust; (b) the Acquired Trust has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust's registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the

Acquired Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made; and

      7.5. The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

      If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

      8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust's Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1;

      8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein;

      8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

      8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

      8.5. The parties shall have received an opinion of Willkie Farr & Gallagher addressed to each of the Acquiring Trust and the Acquired Trust, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such shares to the Acquired Fund's shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section

368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;
(ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer; (iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by the shareholders of the Acquired Fund upon the receipt of the Acquiring Fund shares solely in exchange for their shares of the Acquired Fund as part of the transaction; (vii) the basis of the Acquiring Fund shares received by the shareholders of the Acquired Fund will be the same as the basis of the shares of the Acquired Fund exchanged therefor; and (viii) the holding period of Acquiring Fund shares received by the shareholders of the Acquired Fund will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of the shareholders of the Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of representations it shall request of each of the Acquiring Fund and Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.    INDEMNIFICATION

      9.1. The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

      9.2. The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.   FEES AND EXPENSES

      10.1. Each of the Acquiring Fund on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

      10.2. Scudder Kemper Investments, Inc. ("Scudder Kemper") will pay the expenses associated with the Reorganization. Any such expenses which are so borne by Scudder Kemper will be solely and directly related to the Reorganization within the meaning of Revenue Ruling 73-54, 1973-1 C.B. 187.

The Acquired Fund shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

11.   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      11.1. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

      11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquiring Fund and Acquired Fund in Sections 9.1 and 9.2 shall survive the Closing.

12.   TERMINATION

      12.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before September 25, 2000, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.   AMENDMENTS

      This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.   NOTICES

      Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, Two International Place, Boston, MA 02110-4103, with a copy to Dechert Price & Rhoads, Ten Post Office Square South, Boston, MA 02109-4603,
Attention: Sheldon A. Jones, Esq., or to the Acquiring Fund, Two International Place, Boston, MA 02110-4103, with a copy to Dechert Price & Rhoads, Ten Post Office Square South, Boston, MA 02109-4603, Attention: Sheldon A. Jones, Esq., or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.   HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

      15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      15.4. References in this Agreement to each Trust mean and refer to the Board members of the Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of the Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which the Trust conducts its business. It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trusts or the Funds personally, but bind only the respective property of the Funds, as provided in each Trust's Declaration of Trust. Moreover, no series of either Trust other than the Funds shall be responsible for the obligations of the Trust hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Trusts hereunder. The execution and the delivery of this Agreement have been authorized by each Trust's Board members, on behalf of the applicable Fund, and this Agreement has been signed by authorized officers of each Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the applicable Fund, as provided in each Trust's Declaration of Trust.

      Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the "Obligated Fund"), and in no event shall any other series of the Acquiring Trust or the Acquired Trust or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

      15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Massachusetts, without regard to its principles of conflicts of laws.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:                                 AARP MANAGED INVESTMENT PORTFOLIOS TRUST
                                        on behalf of AARP Diversified Income
                                        With Growth Portfolio
___________________________________
Secretary                               ________________________________________

                                        By:_____________________________________

                                        Its:____________________________________

Attest:                                 SCUDDER PATHWAY SERIES
                                        on behalf of Scudder Pathway Series:
                                        Conservative Portfolio
___________________________________
Secretary
                                        ________________________________________
                                        By:_____________________________________
                                        Its:____________________________________

AGREED TO AND ACKNOWLEDGED
ONLY WITH RESPECT TO
PARAGRAPH 10.2 HERETO

SCUDDER KEMPER INVESTMENTS, INC.

___________________________________
By:________________________________
Its:_______________________________

EXHIBIT B

SCUDDER PATHWAY CONSERVATIVE PORTFOLIO
Annual Report
August 31, 1999

--------------------------------------------------------------------------------
Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                 August 31, 1999

We asked Benjamin W. Thorndike, lead portfolio manager of Scudder Pathway Series, to discuss the recent market environment and Scudder's investment strategy for the Pathway Series.

Q: The investment backdrop has changed substantially over the reporting period. How would you characterize this shift?

A: A resurgence in global growth has been the most important factor in the financial markets' performance during the past year. At the beginning of 1999, with the financial crises of August-September 1998 still fresh in investors' minds, the consensus expectation was that the U.S. economy would weaken, profit growth would slow, and the economies of Japan and the emerging markets would remain mired in recession. Many analysts were predicting outright deflation, where a combination of excessive production and anemic demand would cause prices to fall, thereby snuffing out the long-running bull market in equities. The events of the past six months have discredited this notion, however, as the resilient global economy has come back stronger in the wake of last year's scare. Accordingly, investor sentiment has rebounded in kind.

The continued strength of the U.S. economy has been one of the primary drivers of this recovery. Increases in consumption, investment, and property values have all contributed to the ongoing expansion. Consumer spending figures have been outstanding, with total sales volume roaring ahead at an 8% clip, a pace that has been surpassed only once in the last 32 years. Most important, the strength in the economy has not resulted in inflation, although the possibility that the tight domestic labor market could ultimately produce price pressures has prompted the Federal Reserve to raise interest rates twice. The fear that further rate hikes would be forthcoming was a key factor in stock price weakness after the close of the reporting period.

Overseas, many of the economies that have been lagging over the last few years have begun to perk up. Japan, for example, has finally begun to show signs of life after struggling for the entire decade. Continental Europe is also starting to break out of its doldrums, and the emerging markets, which suffered from a series of crises during the second half of 1997 and most of 1998, appear to have stabilized. Although stronger growth is not always beneficial for the financial markets, its recent revival has helped to set the stage for a rally in global stock prices.

Q: In the last report you discussed how the market's gains were narrowly focused on a small group of large-cap growth stocks. Has the change in the economic outlook affected this trend?

A: It has to a degree -- value stocks and small companies awoke from their slumber in April, but the nascent rally lost its luster by early June. Prior to the second quarter, the market's focus on stocks that could maintain strong earnings even during times of slow growth was the driving force that enabled large caps to outperform other sectors of the market. Once it became apparent that growth was on the upswing, however, investors began to feel more confident venturing into other sectors of the market. Since the rally in these downtrodden areas petered out, there has been a lack of distinct leadership in the market. Although large-cap growth stocks outperformed the broader market over the full twelve-month reporting period, it has proven much easier to make money in stocks outside of the so-called "Nifty Fifty" in recent months. In this way, the revival of the world economy has indeed created a more positive backdrop for the broader market.

Q: How have foreign stocks reacted to the changing environment?

A: Since we last spoke in February, the investment climate overseas has changed considerably. Over the past three years, European stocks surged to new highs on the strength of widespread restructuring and consolidation. At the same time, Japan's stock market moved steadily downward as both the public and private sectors failed to develop an effective solution for the country's malaise. During the last six months, however, Europe has become less attractive on a relative basis due to political squabbles, the absence of meaningful structural reform, and the weak performance of the new currency, the euro. At the same time, the combination of the pickup in Japan's economy and the restructuring initiated by many of its leading companies has attracted significant inflows of foreign capital as investors have sought to increase their underweight positions. Overall, however, the investment backdrop has been quite favorable -- the accelerating pace of consolidation in Europe has presented a wide range of investment opportunities, while Japan is only at the beginning of the restructuring phase that has proven so beneficial for the U.S. and European markets during the 1990s. In the developing countries, the resurgence in many of the formerly crisis-ridden economies has sparked rallies in the downtrodden markets of Asia and Latin America. Consequently, we believe that the foreign equity markets will continue to provide an excellent vehicle for diversification going forward.

Q: How were bond prices affected by the strengthening global economy?

A: Bonds have fared poorly so far in 1999, and the fact is that the slump that has extended across all sectors has left fixed-income investors with nowhere to hide. Bonds generally thrive in an environment where growth is slow, or even negative, since such a scenario is thought to reduce the probability of inflation and, by extension, higher interest rates. Coming into the year, concerns over a possible global recession had driven bond yields to historical lows (as their prices rose). Bond yields began to creep upward again as the recession scenario grew more remote throughout the first quarter, then accelerated through the spring as investors began to price in a rate hike by the Federal Reserve. The yield on the bellwether 30-year Treasury bond rose to a high of 6.28% by August 12, well above its 5.1% level of December 31, 1998. Corporate bonds were beset by the additional pressure of increased supply flooding into the market at a time when rate fears were already slowing demand. Mortgage-backed securities, which were hurt by fears of increasing prepayments early in the year and rising rates during the summer months, also posted poor performance.

Q: How did the Pathway portfolios respond?

A: The portfolios performed well overall, but in a period when stocks outperformed bonds by such a wide margin, it can sometimes be frustrating for investors to watch their funds go up less than the major equity indices. However, it is important to keep in mind that we are focused on minimizing risk, as well as maximizing return. We continue to believe that a diversified approach will prove valuable over time. The fact that many of the foreign markets have outperformed the S&P 500 Index over the first eight months of 1999 demonstrates the importance of a broad exposure to multiple asset classes. Consequently, we will maintain our strategy of constructing the portfolios' weightings based on our analysis of long-term factors, and any changes we make to the portfolios will be gradual.

Q: Did you make any adjustments to the portfolios during the period?

A: Yes, we made a few shifts that reflect our evolving view of the investment environment. First, we reduced the portfolios' allocation to growth stocks, and increased their exposure to value. We believe that the Federal Reserve's recent shift toward higher rates will reinforce the market's expectation that the U.S. economy is approaching the late stages of its cycle. Under such a scenario, stronger global growth, above-consensus earnings, and rising inflation tend to benefit value stocks over the large growth stocks that usually perform well when the economy is still in mid-cycle. What's more, value stocks remain inexpensive by historical norms, and are positioned to benefit from a stabilization of commodity prices. We believe that a more balanced approach is prudent in this environment.

We have also reduced our positions in the developing countries. Emerging markets equities have performed well this year, but looking forward, we see some potential stumbling blocks. Structural reforms have been slow, serious fiscal imbalances remain in place, and many countries are still heavily dependant on external financing. With serious questions remaining with respect to growth in Asia and Latin America, we have found better opportunities in other sectors of the market.

Q: What is your outlook for the financial markets from here?

A: We believe that investors will continue to focus on the direction of Fed policy over the remainder of 1999. Although the Fed has already raised interest rates twice, investors will be on the lookout for signs of incipient inflation. Consequently, it is likely that the markets will remain volatile, as the importance of each economic report will be magnified. While rapid fluctuations are often confusing and unsettling to investors, we urge shareholders to maintain a focus on their long-term investment objectives regardless of the short-term direction of the markets. The events of 1999, which include developments that only a few months ago would have seemed unlikely -- such as the rallies in Japan and the emerging markets -- demonstrate once again that even long-standing market trends can reverse unexpectedly. Amid this rapidly changing environment, we intend to maintain a stable approach to managing the Pathway Series, and we encourage investors to do the same with their own portfolios.

Performance Update

--------------------------------------------------------------------------------
                                                                 August 31, 1999
--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                                                            LBAB Index (60%),
                                                            S&P 500 Index (25%),
                                                            MSCI All Country (ex
                                                            U.S.) Index (5%),
                  Scudder Pathway Series:                   3-month T-Bill
                  Conservative Portfolio    LBAB Index*     (10%)*
   11/96**             10000                   10000                10000
    2/97               10236                    9963                10110
    8/97               11006                   10402                10813
    2/98               11768                   10996                11716
    8/98               11232                   11499                11778
    2/99               11871                   11684                12845
    8/99               12088                   11588                13131

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------

                                                           Total Return
                              Growth of                                  Average
Period ended 8/31/1999         $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Scudder Pathway Series: Conservative Portfolio
--------------------------------------------------------------------------------
1 year                        $ 10,762                7.62%               7.62%
--------------------------------------------------------------------------------
Life of Portfolio**           $ 12,239               22.39%               7.51%
--------------------------------------------------------------------------------
LBAB Index (60%), S&P 500 Index (25%), MSCI All Country (ex U.S.) Index (5%),
3-month T-Bill (10%)*
--------------------------------------------------------------------------------
1 year                        $ 11,149               11.49%              11.49%
--------------------------------------------------------------------------------
Life of Portfolio**           $ 13,131               31.31%              10.41%
--------------------------------------------------------------------------------

* The Lehman Brothers Aggregate Bond (LBAB) Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The MSCI All Country (ex U.S.) Index is a market value-weighted measure of stocks of 46 countries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

** The Portfolio commenced operations on November 15, 1996. Index comparisons begin November 30, 1996.

                                   APPENDIX 1

FUND SHARES OWNED BY NOMINEES AND TRUSTEES

         Many of the Nominees and Trustees own shares of the series of the Acquired Trust and of other funds in the Scudder Family of Funds and AARP Funds, allocating their investments among such funds based on their individual investment needs. The following table sets forth, for each Nominee and Trustee, the number of shares owned in each series of the Acquired Trust as of January 31, 2000. The information as to beneficial ownership is based on statements furnished to the Acquired Trust by each Nominee and Trustee. Unless otherwise noted, beneficial ownership is based on sole voting and investment power. [Each Nominee's and Trustee's individual shareholdings of any series of the Acquired Trust constitute less than 1% of the shares outstanding of such fund.] [As a group, the Trustees and officers own less than 1% of the shares of any series of the Acquired Trust.]

--------------------------------------------------------------------
                                                    AARP DIVERSIFIED
                               AARP DIVERSIFIED        INCOME WITH
                               GROWTH PORTFOLIO     GROWTH PORTFOLIO
--------------------------------------------------------------------
Carole Lewis Anderson(1)
--------------------------------------------------------------------
Adelaide Attard(2)
--------------------------------------------------------------------
Henry P. Becton, Jr.(3)
--------------------------------------------------------------------
Robert N. Butler, M.D.(4)
--------------------------------------------------------------------
Esther Canja(5)
--------------------------------------------------------------------
Linda C. Coughlin(6)
--------------------------------------------------------------------
Dawn-Marie Driscoll(7)
--------------------------------------------------------------------
Edgar R. Fiedler(8)
--------------------------------------------------------------------
Lt. Gen. Eugene P.
Forrester(9)
--------------------------------------------------------------------
Keith R. Fox(10)
--------------------------------------------------------------------
George L. Maddox, Jr.(11)
--------------------------------------------------------------------
Robert J. Myers(12)
--------------------------------------------------------------------
James H. Schulz(13)
--------------------------------------------------------------------
Gordon Shillinglaw(14)
--------------------------------------------------------------------
Joan Edelman Spero(15)
--------------------------------------------------------------------
Jean Gleason Stromberg(16)
--------------------------------------------------------------------
Jean C. Tempel(17)
--------------------------------------------------------------------
Steven Zaleznick(18)
--------------------------------------------------------------------
[All Trustees and Officers
as a Group]
--------------------------------------------------------------------

(1) As of January 31, 2000, Ms. Anderson's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(2) As of January 31, 2000, Ms. Attard's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(3) As of January 31, 2000, Mr. Becton's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(4) As of January 31, 2000, Dr. Butler's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(5) As of January 31, 2000, Ms. Canja's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(6) As of January 31, 2000, Mr. Coughlin's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(7) As of January 31, 2000, Ms. Driscoll's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(8) As of January 31, 2000, Mr. Fiedler's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(9) As of January 31, 2000, Lt. Gen. Forrester's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(10) As of January 31, 2000, Mr. Fox's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(11) As of January 31, 2000, Mr. Maddox's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(12) As of January 31, 2000, Mr. Myers's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(13) As of January 31, 2000, Mr. Schulz's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(14) As of January 31, 2000, Dr. Shillinglaw's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(15) As of January 31, 2000, Ms. Spero's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(16) As of January 31, 2000, Ms. Stromberg's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(17) As of January 31, 2000, Ms. Tempel's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

(18) As of January 31, 2000, Mr. Zaleznick's total aggregate holdings in each series of the Acquired Trust listed above and all other funds in the Scudder Family of Funds and AARP Funds ranged between $___________ and $___________.

                                   APPENDIX 2
                       Beneficial Ownership of Fund Shares

This proxy statement/prospectus is accompanied by the Acquiring Fund's prospectus dated January 1, 2000, which was previously filed with the Commission via EDGAR on December 23, 1999 (File No. 33-86070) and is incorporated by reference herein.

                                     PART B

                             SCUDDER PATHWAY SERIES

------------------------------------------------------------------------------
                       Statement of Additional Information
                                     [date]

 ------------------------------------------------------------------------------

Acquisition of the Assets of
AARP Diversified Income with Growth Portfolio (the
"Acquired Fund"), a series of AARP Managed Investment
Portfolios Trust
Two International Place
Boston, MA 02110-4103

By and in Exchange for Shares of
Scudder Pathway Series: Conservative Portfolio (the
"Acquiring Fund"), a series of Scudder Pathway Series
(the "Acquiring Trust")
Two International Place
Boston, MA 02110-4103

This Statement of Additional Information is available to the shareholders of the Acquired Fund in connection with a proposed transaction whereby the Acquiring Fund will acquire all or substantially all of the assets and all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund (the "Reorganization").

This Statement of Additional Information of the Acquiring Trust contains material which may be of interest to investors but which is not included in the Prospectus/Proxy Statement of the Acquiring Trust relating to the Reorganization. This Statement of Additional Information consists of this cover page and the following documents:

1. The Acquiring Fund's statement of additional information dated January
1, 2000, which was previously filed with the Securities and Exchange Commission (the "Commission") via EDGAR on December 23, 1999 (File No. 33-86070) and is incorporated by reference herein.

2. The Acquiring Fund's annual report to shareholders for the fiscal year ended August 31, 1999, which was previously filed with the Commission via EDGAR on October 26, 1999 (File No. 811-08606) and is incorporated by reference herein.

3. The Acquired Fund's prospectus dated February 1, 2000, which was previously filed with the Commission via EDGAR on February 1, 2000 (File No. 333-16315) and is incorporated by reference herein.

4. The Acquired Fund's statement of additional information dated February 1, 2000, which was previously filed with the Commission via EDGAR on February 1, 2000 (File No. 333-16315) and is incorporated by reference herein.

5. The Acquired Fund's annual report to shareholders for the fiscal year ended September 30, 1999, which was previously filed with the Commission via EDGAR on December 3, 1999 (File No. 811-07933) and is incorporated by reference herein.

6. The financial statements and schedules of the Acquiring Fund and the Acquired Fund required by Regulation S-X for the periods specified in Article 3 thereof, which are filed herein.

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated ____________________ relating to the Reorganization may be obtained by writing the Acquired Fund at Two International Place, Boston, MA 02110-4103 or by calling Scudder Investor Services, Inc. at 1-800-225-2470. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

PRO FORMA
PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 1999 (UNAUDITED)

                                    PATHWAY     AARP DIVERSIFIED    PRO FORMA       PATHWAY        AARP DIVERSIFIED      PRO FORMA
                                  CONSERVATIVE      INCOME WITH      COMBINED      CONSERVATIVE    INCOME WITH GROWTH     COMBINED
                                     SHARE         GROWTH SHARE       SHARE          MARKET             MARKET            MARKET
                                     AMOUNT           AMOUNT          AMOUNT         VALUE($)           VALUE ($)         VALUE($)
                                  ------------------------------------------------------------------------------------------------
MONEY MARKET   1.9%
----------------------------------
AARP High Quality Money Fund                         861,023           861,023                          861,023            861,023
Scudder Cash Investment Trust      1,518,255                         1,518,255      1,518,255                            1,518,255

                                                                              ====================================================
MONEY MARKET TOTAL                                                                  1,518,255             861,023        2,379,278
                                                                              ====================================================
MONEY MARKET (COST OF
    $1,518,255  $861,023 AND
    $2,379,278 RESPECTIVELY)


FIXED INCOME   66.3%
----------------------------------

AARP Bond Fund for Income                            2,050,214       2,050,214                          28,969,523      28,969,523

AARP GNMA & U.S. Treasury Fund                       2,054,201       2,054,201                          30,032,412      30,032,412

AARP High Quality Short Term Bond                      424,707         424,707                           6,659,405       6,659,405

Scudder Corporate Bond Fund          179,648                           179,648      2,044,400                            2,044,400

Scudder GNMA Fund                    142,763                           142,763      2,040,090                            2,040,090

Scudder Income Fund                1,095,074                         1,095,074     13,655,576                           13,655,576

                                                                              ====================================================
FIXED INCOME TOTAL                                                                 17,740,066           65,661,340      83,401,406
                                                                              ====================================================
FIXED INCOME (COST OF $18,952,298
    $68,828,099 AND $87,780,397 RESPECTIVELY)

EQUITY   31.8%
----------------------------------

AARP Capital Growth Fund                                32,359          32,359                           2,193,597       2,193,597

AARP Growth & Income Fund                               97,767          97,767                           4,987,095       4,987,095

AARP Small Company Stock Fund                              525             525                               9,047           9,047

AARP U.S. Stock Index Fund                             904,770         904,770                          23,415,460      23,415,460

Scudder Classic Growth Fund "S"       73,563                            73,563     1,780,218                             1,780,218

Scudder Growth & Income Fund "S"      73,104                            73,104     1,956,261                             1,956,261

Scudder International Growth &       170,394                           170,394     2,261,125                             2,261,125
Income Fund

Scudder Large Company Value Company   79,796                            79,796     2,302,910                             2,302,910

Scudder Small Company Value Fund      59,071                            59,071     1,007,158                             1,007,158

                                                                               ===================================================
EQUITY TOTAL                                                                       9,307,672            30,605,199      39,912,871
                                                                               ===================================================
EQUITY (COST OF $9,077,792
    $28,782,715  AND $37,860,507 RESPECTIVELY)

                                                                               ===================================================
TOTAL INVESTMENT PORTFOLIO -100%                                                  28,565,993            97,127,562     125,693,555
                                                                               ===================================================
INVESTMENT PORTFLIO (TOTAL COST OF $29,548,345
    $98,471,837 AND $128,020,182 RESPECTIVELY)

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)


                                  PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                                                AS OF OCTOBER 31, 1999 (UNAUDITED)

                                       Pathway            AARP Diversified         Pro Forma               Pro Forma
                                     Conservative        Income with Growth       Adjustments               Combined
                              ---------------------------------------------------------------------------------------------
Investments, at value                $  28,565,993         $ 97,127,562                                 $ 125,693,555
Cash                                       -                      -                                             -
Other assets less liabilities              (50,304)            (484,608)         $     -                     (534,912)

                              =====================   ====================     ===================     ====================
Net assets                           $  28,515,689         $ 96,642,954          $     -                $ 125,158,643
                              =====================   ====================     ===================     ====================

NET ASSETS
Scudder Shares                                                                                          $  28,515,689
AARP Shares                                                                                             $  96,642,954
SHARE OUTSTANDING
Scudder Shares                           2,297,036                                                          2,297,036
AARP Shares                                                   6,051,926             1,735,580               7,787,506
NET ASSET VALUE PER SHARE
Scudder Shares                       $       12.41                                                      $       12.41
AARP Shares                                             $      15.97                                    $       12.41


                                PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS
                            FOR THE TWELVE MONTH PERIOD ENDED OCTOBER 31, 1999 (UNAUDITED)

                                              PATHWAY               AARP DIVERSIFIED        PRO FORMA             PRO FORMA
                                            CONSERVATIVE           INCOME WITH GROWTH      ADJUSTMENTS            COMBINED
                                            -------------------------------------------------------------------------------------
Investment Income:
Interest and dividend income                $  1,365,511               5,166,258             $     -               $    6,531,769
                                            -------------------------------------------------------------------------------------
    Total Investment Income                    1,365,511               5,166,258                                        6,531,769
Expenses
    Management fees                               -                      -                         -                      -
    All other expenses                            -                      -                         -                      -
                                            -------------------------------------------------------------------------------------
Total expenses before reductions                  -                      -                         -                      -
                                            -------------------------------------------------------------------------------------
Expense reductions                                -                      -                         -                      -
Expenses, net                                     -                      -                         -                      -
                                            -------------------------------------------------------------------------------------
Net investment income (loss)                   1,365,511               5,166,258                                        6,531,769
                                            -------------------------------------------------------------------------------------


Net Realized and Unrealized Gain (loss)
    on Investments:

Net realized gain (loss) from investments      1,093,687               1,868,040                   -                    2,961,727

Net unrealized appreciation (depreciation)
    of investments                              (999,789)             (1,712,471)                  -                   (2,712,260)
                                            -------------------------------------------------------------------------------------
Net increase in net assets from operations  $  1,459,409            $  5,321,827             $     -               $    6,781,236
                                            =====================================================================================

         NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
                            (UNAUDITED)
                         OCTOBER 31, 1999

1. These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of October 31, 1999, and the unaudited pro forma condensed Statement of Operations for the twelve month period ended October 31, 1999 for Scudder Pathway Conservative Portfolio and AARP Diversified Income with Growth Portfolio as adjusted giving effect to the Reorganization as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund.

                            PART C. OTHER INFORMATION

Item 15.    Indemnification

            A policy of insurance covering Scudder Kemper Investments, Inc., its subsidiaries including Scudder Investor Services, Inc., and all of the registered investment companies advised by Scudder Kemper Investments, Inc. insures the Registrant's trustees and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

            Article IV, Sections 4.1 - 4.3 of the Registrant's Declaration of Trust provide as follows:

            Section 4.1. No Personal Liability of Shareholders, Trustees, Etc. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the one or more Series of which the Shareholder who is entitled to indemnification or reimbursement was a Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

            Section 4.2. Non-Liability of Trustees, Etc. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

            Section 4.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

            (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

            (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                  (b) No indemnification shall be provided hereunder to a Trustee or officer:

                        (i) against any liability to the Trust, a Series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                        (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

                        (iii) in the event of a settlement or other disposition
                              not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

                              (A) by the court or other body approving the settlement or other disposition; or

                              (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

                  (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall insure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

                  (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

                        (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

                        (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

                        As used in this Section 4.3, a "Disinterested Trustee"
                  is one who is not (i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

Item 16.    Exhibits

            (1)(a)(1) Declaration of Trust dated July 1, 1994, is incorporated by reference to the original Registrant's Registration Statement on Form N-1A, as amended (the "Registration Statement").

            (1)(a)(2) Certificate of Amendment to Declaration of Trust dated January 10, 1995, is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement.

            (1)(a)(3) Certificate of Amendment to Declaration of Trust dated September 16, 1996, is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement.

            (2) By-Laws, dated July 1, 1994, is incorporated by reference to the original Registration Statement.

            (3)                  Inapplicable.

            (4) Agreement and Plan of Reorganization filed as Exhibit A to Part A hereof.

            (5)                  Inapplicable.

            (6) Investment Management Agreement between the Registrant and Scudder Kemper Investments, Inc., dated September 7, 1998, is incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement.

            (7) Underwriting Agreement between the Registrant and Scudder Investor Services, Inc., dated September 7, 1998, is incorporated by reference to Post Effective Amendment No. 5 to the Registration Statement.

            (8)                  Inapplicable.

            (9)(g)(1) Custodian Contract between the Registrant and State Street Bank and Trust Company, dated November 15, 1996, is incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement.

            (9)(g)(2) Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, is incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement.

            (10)                 Inapplicable.

            (11)                 Opinion and Consent of Dechert
                                 Price & Rhoads filed herein.

            (12) Opinion and Consent of Willkie Farr & Gallagher to be filed by post-effective amendment.

            (13)(h)(1)(a)        Special Servicing Agreement between the
                                 Registrant, the Underlying Scudder Funds,
                                 Scudder Service Corporation, Scudder Fund
                                 Accounting Corporation, Scudder Trust Company and Scudder, Stevens & Clark, Inc. dated
                                 November 15, 1996, is incorporated by reference to Post-Effective Amendment No. 1 to the
                                 Registration Statement.

            (13)(h)(1)(b)        Amendment to Special Servicing Agreement
                                 between Registrant and the Underlying Scudder
                                 Funds, Scudder Servicing Corporation, Scudder
                                 Fund Accounting Corporation, Scudder Trust
                                 Company and Scudder Stevens & Clark dated May
                                 15,1997, is incorporated by reference to Post-Effective Amendment No. 4 to the
                                 Registration Statement.

            (13)(h)(2) Transfer Agency and Service Agreement between the Registrant and Scudder Service Corporation dated November 15, 1996, is incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement.

            (13)(h)(3) COMPASS Service Agreement between the Registrant and Scudder Trust Company, dated November 15, 1996, is incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement.

            (13)(h)(4)(a)        Fund Accounting Services Agreement between
                                 Scudder Pathway Series: Conservative Portfolio and Scudder Fund Accounting Corporation dated
                                 November 15, 1996, is incorporated by reference to Post-Effective Amendment No. 1 to the
                                 Registration Statement.

            (13)(h)(4)(b)        Fund Accounting Services Agreement between
                                 Scudder Pathway Series: Balanced Portfolio and
                                 Scudder Fund Accounting Corporation dated
                                 November 14, 1996, is incorporated by reference to Post-Effective Amendment No. 1 to the
                                 Registration Statement.

            (13)(h)(4)(c)        Fund Accounting Services Agreement between
                                 Scudder Pathway Series: Growth Portfolio and
                                 Scudder Fund Accounting Corporation dated
                                 November 14, 1996, is incorporated by reference to Post-Effective Amendment No. 1 to the
                                 Registration Statement.

            (14) Consent of PricewaterhouseCoopers LLP filed herein.

            (15)                 Inapplicable.

            (16)                 Powers of Attorney filed herewith.

            (17)                 Form of Proxy filed herein.

Item 17.    Undertakings.

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for C-8 350 reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Scudder Pathway Series has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 3rd day of March, 2000.

                                          SCUDDER PATHWAY SERIES

                                          By:  /s/ Kathryn L. Quirk
                                               ----------------------------
                                               Title: President

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

                SIGNATURE                            TITLE                        DATE
                ---------                            -----                        ----
/s/ Kathryn L. Quirk
-----------------------------------                President                  March 3, 2000
Kathryn L. Quirk


/s/ Dr. Rosita Chang*
-----------------------------------                 Trustee                   March 3, 2000
Dr. Rosita Chang


/s/ Edgar R. Fiedler*
-----------------------------------                 Trustee                   March 3, 2000
Edgar R. Fiedler


/s/ Peter B. Freeman*
-----------------------------------                 Trustee                   March 3, 2000
Peter B. Freeman


/s/ J.D. Hammond*
-----------------------------------                 Trustee                   March 3, 2000
J.D. Hammond


/s/ Richard M. Hunt*
-----------------------------------                 Trustee                   March 3, 2000
Richard M. Hunt


/s/ John R. Hebble
-----------------------------------       Treasurer, (Principal Financial     March 3, 2000
John R. Hebble                                 Accounting Officer)

*By: /s/ Sheldon A. Jones
     ------------------------------              March 3, 2000
     Sheldon A. Jones
     Attorney-in-fact

*Executed pursuant to powers of attorney filed with the Registrant's Registration Statement on Form N-14 as filed with the Commission electronically herewith.


                                      -61-